Exhibit 10.2
JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)(1)

     This Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Act”) by and among the parties listed below, each referred to herein as a “Joint Filer.” The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.
Dated: April 20, 2007
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

High Desert Gaming, LLC
By:	/s/ Gregory A. Carlin
	Name:	Gregory A. Carlin
	Title:	Manager

Lamb Partners
By:	Lamb, LLC
Its Partner

By:	/s/ Neil G. Bluhm
	Name:	Neil G. Bluhm
	Title:	Manager

By:	Lamb Investors, Inc.
Its Partner

By:	/s/ Neil G. Bluhm
	Name:	Neil G. Bluhm
	Title:	President

Lamb, LLC
By:	/s/ Neil G. Bluhm
	Name:	Neil G. Bluhm
	Title:	Manager

Lamb Investors, Inc.
By:	/s/ Neil G. Bluhm
	Name:	Neil G. Bluhm
	Title:	President

Isle Investors, LLC
By:	/s/ Gregory A. Carlin
	Name:	Gregory A. Carlin
	Title:	Manager

Gregory A. Carlin
/s/ Gregory A. Carlin

Neil G. Bluhm

/s/ Neil G. Bluhm

BCB Consultants, LLC

By:	/s/ Brian C. Black
	Name:	Brian C. Black
	Title:	Manager

Brian C. Black
/s/ Brian C. Black